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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                  -------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                  -------------

                          Date of Report: July 23, 2004
                 Date of Earliest Event Reported: July 21, 2004

                           International Paper Company
             (Exact name of registrant as specified in its charter)

          New York                        1-3157                               13-0872805
(State or other jurisdiction           (Commission                           (IRS Employer
     of incorporation)                 File Number)                       Identification No.)

                        400 Atlantic Street
                       Stamford, Connecticut                                    06921
             (Address of principal executive offices)                         (Zip Code)


                                 (203) 541-8000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





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         Item 5.  Other Events and Required FD Disclosure

         On July 21, 2004, International Paper Company announced it had entered into an acquisition agreement relating to the sale by International Paper
Company of the only issued and outstanding share of Weldwood of Canada Limited to West Fraser Timber Co. Ltd. dated the 21st day of July, 2004 (the
"Agreement") for a price of C$1.26 billion (approximately U.S.$950 million). A copy of International Paper Company's press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

         Item 7.  Financial Statements, Financial Information and Exhibits

         (c)  Exhibits

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
                  99.1     Press Release of International Paper Company dated July 21, 2004.

                  99.2     Acquisition Agreement relating to the sale by International
                           Paper Company of the only issued and outstanding share of
                           Weldwood of Canada Limited to West Fraser Timber Co. Ltd.
                           dated the 21st day of July, 2004.

         Item 9 and Item 12.  Regulation FD Disclosure and
                              Results of Operations and Financial Condition

         A copy of International Paper Company's press release is included as
Exhibit 99.1 to this report and is incorporated herein by reference. On July 22, 2004, the Company held a webcast conference call to discuss the sale of its subsidiary, Weldwood of Canada Limited to West Fraser Timber Co. Ltd. Slides containing certain financial information of Weldwood of Canada Limited and International Paper Company, used at the webcast, are included as Exhibit 99.3 to this report and are incorporated herein by reference.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           INTERNATIONAL PAPER COMPANY




                           By: /s/ Andrea L. Dulberg
                              --------------------------------------------------
                              Name:    Andrea L. Dulberg
                              Title:   Assistant Secretary


Date: July 23, 2004





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                                  EXHIBIT INDEX



     Exhibit Number       Exhibit Name
     --------------       ------------
         99.1          Press Release of International Paper Company dated July 21, 2004.

         99.2          Acquisition Agreement relating to the sale by International
                       Paper Company of the only issued and outstanding share of Weldwood of Canada Limited to West Fraser Timber Co. Ltd.
                       dated the 21st day of July, 2004.

         99.3 Slides presented at a Company webcast conference call on July 22, 2004 at 9:30 a.m. EDT.
